UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AGILYSYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Agilysys

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/AGYS** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Sign up for electronic delivery at www.envisionreports.com/AGYS

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Donald A. Colvin	☐	☐	☐	02 - Dana Jones	☐	☐	☐	03 - Jerry Jones	☐	☐	☐
04 - Michael A. Kaufman	☐	☐	☐	05 - Melvin L. Keating	☐	☐	☐	06 - John Mutch	☐	☐	☐
07 - Lisa Pope	☐	☐	☐	08 - Ramesh Srinivasan	☐	☐	☐				

Proposal	For	Against	Abstain
2. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers set forth in the attached Proxy Statement	☐	☐	☐
3. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2027	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

8 2 B M

04AXBC

2026 Annual Meeting of Agilysys, Inc. Stockholders The 2026 Annual Meeting of Stockholders of Agilysys, Inc. will be held on September 2, 2026 at 5:00 pm ET, virtually via the Internet at https://meetnow.global/AGYS2026. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: https://www.envisionreports.com/AGYS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AGYS • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — Agilysys, Inc. Notice of 2026 Annual Meeting of Stockholders of Agilysys, Inc. Proxy Solicited by Board of Directors for Annual Meeting — September 2, 2026 Kyle Badger and/or Ramesh Srinivasan, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Agilysys, Inc. to be held on September 2, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below.